August 8, 1996



United States Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549

	Re: Galaxy Foods Company Preliminary Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Gentlemen:

Attached for filing is Galaxy Foods Company Preliminary Proxy for the Annual Meeting of Shareholders to be held at the Company's corporate offices on Wednesday, September 30, 1996.

In connection with this Proxy, the shareholders will be voting to approve the 1996 Stock Plan of the Company. Should the shareholders approve the Plan, the Company intends to file a Registration Statement to register the new shares under the Plan. Although Galaxy has not yet determined when such Registration Statement will be filed, it is the Company's intention to file prior to the end of calendar 1996.

Sincerely,

/s/ LeAnn H. Davis

LeAnn H. Davis, CPA
Chief Financial Officer

                              SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                                         (Amendment No. _______)


__X__   		Filed by the Registrant

_____		   Filed by a Party other than the Registrant

		        Check the appropriate box:

	        	__X__   		Preliminary Proxy Statement

	        	_____		   Confidential, for Use of the Comission Only (as permitted
                    by Rule 14a-6(e)(2))

	        	_____	   	Definitive Proxy Statement

	        	_____		   Definitive Additional Materials

	        	_____		   Soliciting Material Pursuant to Section	240.14a-11(c) or
                    Section 240.14a-12

                   	GALAXY FOODS COMPANY, a Delaware corporation
          ___________________________________________________________

                 	(Name of Registrant as Specified In Its Charter)

         ___________________________________________________________
	        (Name of Person(s) Filing Proxy Statement if other than the
	                                Registrant)

		       Payment of Filing Fee (Check the approximate box)

	       	__X__   		$125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1),
                   14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

 	      	_____		   $500 per each party to the controversy pursuant to
                   Exchange Act Rule 14a-6(i)(3).

	       	_____   		Fee computed on table below per Exchange Act Rules 14a-6(i)
                   (4) and O-11.

				               1.	Title of each class of securities to which transaction
                      applies:


				               2.	Aggregate number of securities to which transaction
                      applies:


				               3.	Per unit price or other underlying value of transaction
                      computed pursuant to Exchange Act Rule O-11 (set forth
                      the amount on which the filing fee is calculated and
                 					state how it was determined):

				               4.	Proposed maximum aggregate value of transaction:


	               			5.	Total fee paid:



          		_____		Fee paid previously with preliminary materials.

          		_____		Check box if any part of the fee is offset as provided by
                   Exchange Act Rule O-11(a)(2) and identify the filing for
	               			which the offsetting fee was paid previously.  Identify
                   the previous filing by registration statement number,
				               or the Form or Schedule and the date of its filing.

               				1.	Amount Previously Paid:



               				2.	Form, Schedule or Registration Statement No:



               				3.	Filing Party:



               				4.	Date Filed:

                            GALAXY FOODS COMPANY
                              2441 Viscount Row
                           Orlando, Florida 32809

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD MONDAY, SEPTEMBER 30, 1996


To the Shareholders:

	The Annual Meeting of Shareholders of Galaxy Foods Company (the "Company"), will be held Monday, September 30, 1996 at 10:00 a.m. at the offices of the Company in Orlando, Florida for the following purposes:

	1. 	To fix the number of directors at four and to elect a
   		Board of Directors for the ensuing year.

	2. 	To consider and act upon a proposal  to to approve the
   		1996 Stock Plan of the Company.

	3. 	To consider and act upon a proposal to approve the 1996
   		Amendment and Restatement of the 1991 Non-Employee Director Stock Option Plan of the Company.

	4. 	To ratify the retention of BDO Seidman as the
   		Company's independent certified public accountants.

	5. 	To transact such other business as may properly come
   		before the meeting and any adjournment thereof.

	Shareholders of record at the close of business on August 23, 1996 will be entitled to vote at the meeting or any adjournment thereof.

                                  	By Order of the Board of Directors



                                   Julie Peterson
	                               			Corporate Secretary


Orlando, Florida
August 16, 1996

SHAREHOLDERS ARE REQUESTED TO SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED STAMPED ENVELOPE BY RETURN MAIL. IF YOU ATTEND THE MEETING,
YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON.

                            GALAXY FOODS COMPANY
                              2441 Viscount Row
                           Orlando, Florida 32809

                               August 16, 1996

                               PROXY STATEMENT
                                     FOR
                    THE ANNUAL MEETING OF SHAREHOLDERS
                  to be held Monday, September 30, 1996

	Proxies in the form enclosed with this proxy statement are solicited by the Board of Directors of Galaxy Foods Company (the
"Company"), a Delaware corporation, for the use at the Annual Meeting of Shareholders to be held Monday, September 30th at 10:00 a.m. at the offices of the Company in Orlando, Florida.

	Only shareholders of record as of August 23, 1996 will be entitled to vote at the meeting and any adjournment thereof. As of August 1, 1996, 54,774,372 shares of Common Stock, par value $.01 per share, of the Company were issued and outstanding. Each share of Common Stock outstanding as of the record date will be entitled to one vote, and shareholders may vote in person or by proxy. Execution of a proxy will not, in any way, affect a shareholders' right to revoke it by written notice to the Secretary of the Company at any time before it is exercised or by delivering a later executed proxy to the Secretary of the Company at any time before the original proxy is exercised.

	All properly executed proxies returned in time to be cast at the meeting will be voted and, with respect to the election of a Board of Directors, will be voted as stated below under "Election of Directors". Any shareholder giving a proxy has the right to withhold authority to vote for any individual nominee to the Board of Directors by writing that nominee's name in the space provided on the proxy.

	The Board of Directors knows of no other matter to be presented at the meeting. If any other matter should be presented at the meeting upon which a vote might be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies. This proxy statement and the form of proxy were first mailed to shareholders on or about August 19, 1996.

	In addition to the election of directors, the shareholders will consider and vote upon proposals to (i) approve the 1996 Stock Plan of the Company, (ii) approve the 1996 Amendment and Restatement of the 1991 Non-Employee Director Stock Option Plan, (iii) ratify the retention of
BDO Seidman as the Company's independent certified public accountants. Where a choice has been specified on the proxy with respect to the foregoing matters, the shares represented by the proxy will be voted in accordance with the specification, and will be voted FOR if no specification is indicated.

                            PRINCIPAL SHAREHOLDERS

	The following table sets forth to the knowledge of Management, each person of entry who is the beneficial owner of more than 5% of the
54,774,372 shares of the Company's Common Stock, $.01 par value
("Common Stock") outstanding as of August 1, 1996, the number of shares owned by each such person and the percentage of the outstanding shares represented thereby.
            		 	      	          Amount and
Name and Address	  	             Nature of	 	                  Percent of
of Beneficial Owner	       	     Beneficial Ownership (1)	     Class (2)

Angelo S. Morini
2441 Viscount Row
Orlando, Florida 32809    		      24,429,874 (3)               	44.4%

Cede & Co.
Box #20
Bowling Green Station
New York, New York              		26,355,230 (4)               	47.9%

(1) The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of these shares.

(2) The total number of shares outstanding assuming the exercise of all currently exercisable and vested options and warrants held by all executive officers, current directors, and holders of 5% or more of the Company's issued and outstanding Common Stock is 55,025,039 shares. Does not assume the exercise of any other options or warrants.

(3) Includes options to acquire 141,500 shares of the Company's Common Stock. All of Mr. Morini's options currently are exercisable at $.50 per share. The original exercise prices of the options ranged from $2.50 per share to $3.575 per share. The exercise prices of all Mr. Morini's options were reduced by the Board of Directors to $.50 per share on August 31, 1993. Options expire as to 50,000 shares on December 4, 1997, and as to 91,500 shares on October 1, 2001. Also includes 5,000 shares owned by Mr. Morini that are held in a nominee name and 2,000 shares held in joint tenancy.

(4) Cede & Co. is a share depository used by shareholders to hold stock in street name. Does not include 5,000 shares beneficially owned by Angelo
S. Morini and held by Cede & Co. in street name.



                 SHARE OWNERSHIP OF OFFICERS AND DIRECTORS

	The following table sets forth, as of August 1, 1996, the number of shares owned directly, indirectly and beneficially by each executive officer and each director and director-nominee of the Company, and by all executive officers and directors as a group:

		                       	     	Amount and
Name and Address		              Nature of		                   Percent of
of Beneficial Owner	    	       Beneficial Ownership (1)     	Class (2)

Angelo S. Morini
Galaxy Foods Company
2441 Viscount Row
Orlando, Florida  32809		       24,429,874 (3)		               44.4%

Earl G. Tyree
240 North Line Drive
Apopka, Florida  32703		            18,000 (4)	                	*

Douglas A. Walsh
607 Tamiami Trail
Ruskin, Florida  33570		            18,667 (5)                		*

Marshall K. Luther
Galaxy Foods Company
2441 Viscount Row
Orlando, Florida  32809	      	   124 ,000 (6)		                *

LeAnn H. Davis
Galaxy Foods Company
2441 Viscount Row
Orlando, Florida  32809	      	     25,100 (7)		                *

All executive officers and directors
as a group			                   24,615,641                   		44.7%

*  Less than 1%.

(1) The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of these shares.

(2) The total number of shares outstanding assuming the exercise of all currently exercisable and vested options and warrants held by all executive officers, directors, and holders of 5% or more of the Company's issued and outstanding Common Stock is 55,025,039 shares. Does not assume the exercise of any other options or warrants.

(3) Includes options to acquire 141,500 shares of the Company's Common Stock. All of Mr. Morini's options currently are exercisable at $.50 per share. The original exercise prices of the options ranged from $2.50 per share to $3.575 per share. The exercise prices of all Mr. Morini's options were reduced by the Board of Directors to $.50 per share on August 31, 1993. Options expire as to 50,000 shares on December 14, 1997, and as to 91,500 shares on October 1, 2001. Also includes 5,000 shares owned by Mr. Morini that are held in a nominee name and 2,000 shares held in joint tenancy.

(4) Mr. Tyree, a current member of the Board of Directors, was granted an option to acquire 15,000 shares of Common Stock on September 11, 1992 for an exercise price of $2.88 per share. This option expires on September 11, 2002. The closing bid price of the Company's Common Stock as reported on the electronic inter dealer quotation system operated by Nasdaq, Inc. ("the NASDAQ System") on September 10, 1992 was $2.875
per share.  Mr. Tyree was granted an additional option on October 1, 1993 to acquire 1,000 shares of Common Stock at an exercise price of $2.125 per share. This option expires on October 1, 2003. The closing bid price of the Company's Common Stock as quoted on the NASDAQ System on September 30, 1993 was $2.00 per share. The exercise price of all of Mr. Tyree's then existing options was reduced to $2.00 per share on January
31, 1994. The closing bid price of the Company's Common Stock as quoted on the NASDAQ System on January 28, 1994 was $4.625 per share. On October 1, 1994, Mr. Tyree was granted an option to acquire
1,000 shares at an exercise price of $2.75 per share. The closing bid price of the Company's Common Stock as quoted on the NASDAQ System on September 30, 1994, was $2.875 per share. This option expires on October
1, 2004. On October 1, 1995, Mr. Tyree was granted an option to acquire 1,000 shares at an exercise price of $0.59 per share. The closing bid price of the Company's Common Stock as quoted on the NASDAQ System on September 29, 1995, was $0.59375 per share. This option expires on October 1, 2005. All of Mr. Tyree's options currently are exercisable.

(5) Dr. Walsh, a current member of the Board of Directors, was granted an option to acquire 15,000 shares of Common Stock on January 31, 1992 for an exercise price of $3.00 per share. This option expires on January 31, 2002. The closing bid price of the Company's Common Stock as quoted on the NASDAQ System on January 30, 1992 was $2.50 per share. Dr.
Walsh was granted an additional option on October 1, 1992 to acquire 667 shares of Common Stock at an exercise price of $2.875 per share. This option expires on October 1, 2002. The closing bid price of the Company's Common Stock as quoted on the NASDAQ System on September 30, 1992 was $2.625 per share. The exercise price of all of Dr. Walsh's then existing options was reduced to $2.00 per share on January 31, 1994. The closing bid price of the Company's Common Stock as quoted on the NASDAQ System on January 28, 1994 was $4.625 per share. On October
1, 1994, Dr. Walsh was granted an option to acquire 1,000 shares at an exercise price of $2.75 per share. The closing bid price of the Company's Common Stock as quoted on the NASDAQ System on September 30, 1994, was $2.875 per share. This option expires on October 1, 2004. On
October 1, 1995, Dr. Walsh was granted an option to acquire 1,000 shares at an exercise price of $.59 per share. The closing bid price of the Company's Common Stock as quoted on the NASDAQ System on September 29, 1995, was $.59375 per share. This option expires on October 1, 2005. All of Dr. Walsh's options currently are exercisable.

(6) Mr. Luther, a current member of the Company's Board of Directors, holds warrants to acquire 50,000 shares of Common Stock at a price of $0.6407 per share. These warrants were granted as compensation for work per the terms of Mr. Luther's agreement with the Company to serve as Senior Vice President of Marketing for a term of one year. In addition, Mr. Luther was granted options to acquire 15,000 shares of the Company's Common Stock on January 31, 1996, for an exercise price of $.8125 per share, which option expires on January 31, 2006. The closing bid price of the Company's Common Stock as listed on the NASDAQ System on January 30, 1996 was $.7188. All of Mr. Luther's options currently are exercisable.

(7) Includes options to acquire 15,000 shares of the Company's Common Stock which were granted to Ms. Davis on December 18, 1995 pursuant to the Company's 1987 Stock Plan. Such options are exercisable at $0.5156 per share and expire on December 19, 2005. The closing bid price of the Company's Common Stock as listed on the NASDAQ System on December 15, 1995 was $0.50. In addition, on May 16, 1996, Ms. Davis was granted options pursuant to the Company's 1987 Stock Plan to acquire 7,500 shares of the Company's Common Stock for an exercise price of $1.21 per share. The closing bid price of the Company's Common Stock as listed on the NASDAQ Quotation System on May 16, 1996 was $1.21.
Ms. Davis has 7,500 options currently exercisable.


PROPOSAL ONE: 		ELECTION OF DIRECTORS

The directors of the Company are elected annually and hold office until the next annual meeting of shareholders and until their successors shall have been elected and qualified. Shares represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote for any individual director or for all directors will be voted (unless one or more nominees are unable or unwilling to serve) for fixing the number of directors for the ensuing year at four and for the election of the nominees named in the following table. The Board of Directors knows of no reason why any such nominee should be unable or unwilling to serve, but if such be the case, proxies will be voted for the election of some other person or for fixing the number of directors at a lesser number.

                            Officers and Directors

The following table sets forth the current and proposed directors and executive officers of the Company as of August 1, 1996, and the ages of and positions with the Company held by each of such persons:

Name			                   Age		        	               Positions

Angelo S. Morini	(1)	      53		                  Chairman of the Board of
					                                            Directors, President, and
					                                            Chief Executive Officer
LeAnn H. Davis		           26		                  Chief Financial Officer and
					                                            Assistant Secretary
Earl G. Tyree  (1)	        75		                  Director
Douglas A. Walsh (1)	      51		                  Director
Marshall K. Luther (1)	    43		                  Director

(1) Nominee for Director. The current directors of the Company are the sole nominees for election to the Board of Directors for the ensuing year.

Each director is elected to hold office until the next annual meeting of shareholders and until his successor is chosen and qualified. The officers of the Company are elected annually at the first Board of Directors meeting following the annual meeting of shareholders, and hold office until their respective successors are duly elected and qualified, unless sooner displaced.

Angelo S. Morini has been President of the Company since its inception and is the inventor of formagg. He was elected Chairman of the Board of Directors, President, and Chief Executive Officer in 1987. Between 1974 and 1980, Mr. Morini was the general manager of Galaxy Cheese
Company, which operated as a sole proprietorship until its incorporation in

May 1980. Prior to 1974, he was associated with the Food Service Division of Pillsbury Company and the Post Division of General Foods Company. In addition, he worked in Morini Markets, his family-owned and operated chain of retail grocery stores in the New Castle, Pennsylvania, area. Mr. Morini received a B.S. degree in Business Administration from Youngstown State University in 1968.

LeAnn H. Davis, CPA was employed by the Company as the Controller on December 18, 1995 and on January 18, 1996 was elected Chief Financial Officer and Assistant Secretary. Prior to joining the Company, Ms. Davis worked as an senior auditor for Coopers and Lybrand LLP in Orlando, Florida from 1994 to 1995. From 1992 to 1994, she worked for the public accounting firm of Pricher and Company in Orlando, Florida as a senior auditor and tax accountant. Prior to 1992, Ms. Davis worked for Arthur Andersen LLP as a staff auditor. During her years in public accounting, Ms. Davis was responsible for coordinating and overseeing audits on a variety of clients including manufacturing, insurance and pharmaceutical companies, time-share developers and homeowners associations, as well as not-for-profit organizations. Ms. Davis earned a B.S. in Business Administration and a BS in Accounting from Palm Beach Atlantic College in West Palm Beach, Florida in May 1990 and a Masters in Accounting from Florida State University, Tallahassee, Florida in August 1991.

Earl G. Tyree has been a director of the Company since September 1992. From 1980 to 1994, Mr. Tyree served as President of Bruce Novograd Advertising, Incorporated, a company he co-founded. From 1975 to 1979, Mr. Tyree was President of the John F. Murray advertising division of American Home Products Corporation and from 1972 to 1975, Mr. Tyree served as President of Sterling Drug, Incorporated, whose subsidiaries included the Bayer Company (Bayer Aspirin), the Charles H. Phillips Company (Milk of Magnesia), and Glenbrook Laboratories. Mr. Tyree attended the University of Richmond where he majored in accounting.

Douglas A. Walsh, D.O., has been a director of the Company since January 1992. Dr. Walsh has been a practicing physician since 1970, specializing in Family Practice and Sports Medicine. From 1984 to present, he has been affiliated with Family Doctors, a four-physician group located in Tampa, Florida. From 1971 to 1984, he was the Health Commissioner for Mahoning County, Ohio, and from 1983 to 1985, he was the Clinic
Commander for the U.S. Air Force 911 Tac Clinic in Pittsburgh, Pennsylvania. From 1985 to 1988, he was a flight surgeon at Patrick Air Force Base, Cocoa Beach, Florida. Dr. Walsh's teaching appointments include Associate Professor of Family Practice (Clinical) at Ohio University and Clinical Preceptor at the University of Health Sciences, Kansas City, Missouri. Dr. Walsh received a B.S. degree in Microbiology from the University of Houston, Houston, Texas, in 1965, and a D.O.
degree from the University of Health Sciences, Kansas City, Missouri, in 1970. Dr. Walsh also serves as a team physician for the Pittsburgh Pirates and as a consultant for the Atlanta Braves.

Marshall K. Luther was elected to the Board of Directors on January 31, 1996. From 1993 to 1995, Mr. Luther served as Senior Vice President, Marketing of Tropicana Products, Inc. and from 1975 to 1992, he served in various marketing positions for General Mills International Restaurants. Mr. Luther received his B.S. in Engineering from Brown University in
1974 and his M.B.A. in Marketing from the Wharton Graduate School of Business in 1976.

To the knowledge of the Company, no executive officer or director of the Company is a party adverse to the Company or has material interest adverse to the Company in any legal proceeding.

           Certain Relationships and Related Party Transactions

On August 11, 1993, the Board of Directors approved the issuance to Angelo S. Morini of an option to purchase 2,400,000 shares of the Company's Common Stock for a purchase price of $.50 per share in consideration for Mr. Morini's past services to the Company, the pledge by Mr. Morini of all then-current shares owned by Mr. Morini to the Company's principal lender, J&C, to secure loans made to the Company, and the subordination of all loans made by Mr. Morini to the Company to payment of sums due J&C. The Board approved Mr. Morini's payment for the shares issued upon exercise of the option by way of a promissory note in favor of the Company, payable in full, without interest, five years from the date of execution. The promissory note used to pay for the shares would be secured by a pledge of the shares of Common Stock issued to Mr.
Morini upon exercise of this option. On November 4, 1994, Mr. Morini exercised this option to purchase the shares and executed in favor of and delivered to the Company the promissory note in the principal amount of $1,200,000 evidencing the purchase price of the shares and a stock pledge and security agreement encumbering such shares to secure such note.

On December 6, 1994, Albert Morini, a former employee of the Company and the brother of Mr. Angelo Morini, the Company's President and Chief Executive Officer, acquired 21,121 shares of Common Stock for a price of $1.625. The purchase price for the shares was offset against certain obligations of the Company with respect to the payment of severance pay to Mr. Morini on December 6, 1994. The closing bid price of the Company's Common Stock as quoted on the NASDAQ System on December 5, 1994 was $1.625 per share. The Company has registered all of such shares.

On August 28, 1995, the Company entered into a one year agreement with Marshall K. Luther for Mr. Luther to serve in the capacity of Senior Vice President of Marketing. Mr. Luther will be overseeing marketing of the Company's product as well as identifying new markets and products. He is a former senior marketing executive with companies such as Tropicana Products Inc. and General Mills, Inc. Under the terms of this contract, Mr. Luther received the right to purchase 50,000 shares of the Company's
Common Stock at a price of $0.6407 per share. The Company has also agreed to pay a standard broker commission to Mr. Luther for any sales generated by him. Mr. Luther became a member of the Board of Directors of the Company on January 31, 1996.

On October 10, 1995, the Company entered into an employment agreement with Angelo S. Morini. The agreement increases Mr. Morini's base salary to $250,000 per year from $200,000. Additionally, the agreement details additional noncash compensation based on the performance of the Company. The agreement also grants the rights to purchase up to 18,000,000 shares of the Company's Common Stock by Mr. Morini. As of
October 11, 1995, Mr. Morini exercised the option with respect to all 18,000,000 shares of Common Stock. Pursuant to the terms of the Employment Agreement, Mr. Morini executed in favor of the Company a balloon promissory note in the principal amount of $11,572,200 to evidence the purchase price for the shares of Common Stock. The note bears interest at the rate of seven percent per annum and is due and payable in full on October 11, 2000, subject to Mr. Morini's option to extend the note for up to five additional years provided that he pays at least one-third of the then accrued but unpaid interest, with any remaining unpaid interest to be added to principal. In order to secure the note, Mr. Morini executed in favor of the Company a stock pledge and security agreement pursuant to which Mr. Morini granted the Company a first priority security interest in all of the shares obtained upon the exercise of his option. See "Executive Compensation - Employment Agreement with
Chief Executive Officer".

Mr. Morini's brother works for the Company as Vice President of Marketing.

                         Compliance with Section 16 (a)
              of the Securities Exchange Act of 1934, as amended

Based upon the Company's review of Forms 5 furnished to the Company with respect to its fiscal year ended March 31, 1996, each of the following directors, officers or beneficial owners of more than ten percent of the Company's Common Stock filed a Form 5 reporting previously unreported transactions which were reportable, or previously unreported holdings which became reportable, during such fiscal year: Earl G. Tyree, Douglas
A. Walsh and Richard D. Gentile. Each of these directors reported holdings which became reportable on or before November 10, 1995. All of the Forms 5 were filed on a timely basis.

             Meetings of the Board of Directors and Committees

	The Board of Directors met one time during the fiscal year ended March 31, 1996 and all the Directors were present.

	The Board of Directors previously appointed a Compensation and Benefits Committee to administer the Company's stock plans and make such recommendations to the Board regarding other compensation and benefits for employees, consultants and directors of the Company as the Committee deems advisable. The Committee administers the Company's
1987 Stock Plan, 1991 Non-Employee Director Stock Option Plan and
1991 Employee Stock Purchase Plan. This Committee did not meet during the fiscal year ended March 31, 1996. As of August 1, 1996, the Committee was comprised of Messrs. Morini, Tyree and Walsh. On
August 5, 1996, the Board of Directors elected to terminate the Compensation and Benefits Committee and shall undertake the duties thereof.

	The Board of Directors previously appointed an Audit Committee to oversee the accounting and financial functions of the Company, including matters relating to the appointment and activities of the Company's auditors. The Committee did not meet during fiscal year ended March 31, 1996. As of August 1, 1996, the Committee was comprised of Messrs. Morini, Luther and Walsh. On August 5, 1996, the Board of Directors elected to terminate the Audit Committee and shall undertake the duties thereof.

	The Company does not currently have a standing Nominating
Committee.

                            Executive Compensation

The following table sets forth the compensation of the Company's Chief Executive Officer for the fiscal years ended March 31, 1996, 1995, and 1994 (no other executive officer of the Company was compensated in an amount in excess of $100,000 for any such fiscal years):

                          Summary Compensation Table

                                         				   Long Term Compensation
                      	Annual Compensation		    Awards		Payouts
(a)	                 (b)	    (c)	    (d)	   (e)	    (f)	 (g)    (h)      (i)
				                                         Other	                  Securities	          All
	    	             	                         Annual     Restricted   Under-	             Other
Name and		                                   Compen-    Stock        lying        LTI    Compen-
Principal             Fiscal  Salary  Bonus  sation     Award(s)     Options/   Payouts  sation
Position	             Year	    ($)     ($)	    ($)	        ($)	      SARs (#)     ($)      ($)
Angelo S. Morini (1)  1996   227,917   --   14,704(2)   11,572,200   18,000,000    --      --
Chairman of the 	     1995	  196,999   --   14,496(3)    1,200,000    2,400,000    --      --
Board of Directors,   1994	  192,824   --    8,257(4)           --           --    --      --
President, and Chief
Executive Officer


(1)  For the fiscal years ended March 31, 1996, 1995, and 1994, Mr.
Morini was also paid $8,208, $33,577 and $24,535, respectively, for interest on three loans, aggregating $1,035,652, made to the Company by Mr. Morini. The interest rates on these loans ranged from 12% to 14% per annum. These loans were paid in full by June 7, 1995. On October 10, 1995, the Company entered into an employment agreement with Mr.
Morini upon terms and conditions approved by the Board of Directors. In accordance with the terms of such employment agreement, Mr. Morini was granted the right to purchase up to 18,000,000 shares of the Company's Common Stock at a per share price of 110% of the average closing bid price as reported on the NASDAQ System for the ten trading days preceding the receipt by the Company of written notice of Mr. Morini's election to purchase shares. Mr. Morini exercised this option on October 11, 1995, for a price per share of $0.6429 and currently owes $11,572,200 for a note payable to the Company. On August 11, 1993, the Board of Directors approved the issuance to Angelo S. Morini of an option to purchase 2,400,000 shares of the Company's Common Stock for a purchase price of $.50 per share in consideration for Mr. Morini's past services to the Company, the pledge by Mr. Morini of all of then-current shares owned by Mr. Morini to the Company's principal lender, J&C Resources, Inc. ("J&C"), to secure loans made to the Company, and the subordination of all loans made by Mr. Morini to the Company to payment of the sums due J&C. Mr. Morini exercised this option on November 4, 1994 and currently owes $1,200,000 for a note payable to the Company. See "Certain Relationships and Related Party Transactions."

(2) For the fiscal year ended March 31, 1996, the Company paid $9,107 in lease payments for Mr. Morini's automobile and $5,597 in club dues for Mr. Morini.

(3) For the fiscal year ended March 31, 1995, the Company paid $9,107 in lease payments for Mr. Morini's automobile and $5,389 in club dues for Mr. Morini.

(4) For the fiscal year ended March 31, 1994, the Company paid $8,257 in lease payments for Mr. Morini's automobile.

The following table sets forth information concerning individual grants of stock options and freestanding stock appreciation rights ("SARs") made during the fiscal year ended March 31, 1996, to each of the executive officers named in the Summary Compensation Table above:

                               OPTION/SAR GRANTS
                   For the Fiscal Year Ended March 31, 1996

                               Individual Grants
(a)	                 (b)		          (c)			            (d)	              (e)
		                   Number of	     % of Total
		                   Securities	    Options/SARs
		                   Underlying	    Granted to
	                    Options/SARs   Employees in  Exercise or Base  Expiration
Name	                Granted (#)	   Fiscal Year	    Price ($/Sh)	      Date

Angelo S. Morini(1)  18,000,000	     99%	             $0.6429       8/10/2000

(1) On October 10, 1995, the Company entered into an employment agreement with Mr. Morini upon terms and conditions approved by the Board of Directors. In accordance with the terms of such employment agreement, Mr. Morini was granted the right to purchase up to 18,000,000 shares of the Company's Common Stock at a per share price of 110% of the average closing bid price as reported on the NASDAQ System for the ten trading days preceding the receipt by the Company of written notice of Mr. Morini's election to purchase shares. Mr. Morini exercised this option on October 11, 1995, for a price per share of $0.6429 and currently owes $11,572,200 for a note payable to the Company. See "Certain
Relationships and Related Transactions."

The following table sets forth information concerning each exercise of stock options and freestanding stock appreciation rights during the fiscal year ended March 31, 1996, by each of the executive officers named in the Summary of Compensation Table above, and the fiscal year-end value of unexercised options and SARs:

                              OPTIONS/SAR EXERCISES
                    For the Fiscal Year Ended March 31, 1996

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End
Option/SAR Values
(a)	                   (b)		        (c)		         (d)	               (e)
		                                             Number of
	                                              Securities        Value of
             	                                 Underlying       Unexercised
	                                              Options/SARs     Options/SARs
	                                              at FY-End (#)    at FY-End ($)
	                   	Shares		      Value
		                   Acquired	     Realized
Name	                on Exercise(#)  ($)   Exercisable/Unexer Exercisable/Unexer

Angelo S. Morini (1) 18,000,000  11,572,200  141,500      0    221,094 (2)   0

(1) On October 10, 1995, the Company entered into an employment agreement with Mr. Morini upon terms and conditions approved by the Board of Directors. In accordance with the terms of such employment agreement, Mr. Morini was granted the right to purchase up to 18,000,000 shares of the Company's Common Stock at a per share price of 110% of the average closing bid price as reported on the NASDAQ System for the ten trading days preceding the receipt by the Company of written notice of Mr. Morini's election to purchase shares. Mr. Morini exercised this option on October 11, 1995, for a price per share of $0.6429 and currently owes $11,572,200 for a note payable to the Company. See "Certain
Relationships and Related Transactions."

(2) The value of the unexercised shares at March 31, 1996 is based on the difference between the closing sales price of the Company's Common
Stock of $2.0625 on March 29, 1996 and an exercise price of $0.50.

                           Compensation of Directors

Each non-employee director who served on the Board of Directors during the last fiscal year received a fee plus expenses for his services. The fee was $500 per meeting for fiscal years after March 31, 1993.

Additionally, each non-employee director of the Company is entitled to receive on October 1 of each year, options to purchase a number of shares of Common Stock equal to (i) 1,000 shares, if such director served for a full year prior to the October 1 anniversary date, or (ii) a pro rated amount equal to 83.33 shares for each full month served during the year prior to such anniversary date, if such director did not serve for a full year prior to the anniversary date. Such options are granted pursuant to the Company's
1991 Non-Employee Director Stock Option Plan (the "1991 Plan") which was adopted by the Board of Directors on October 1, 1991, and approved by the shareholders of the Company on January 31, 1992. As originally adopted, 33,500 shares of Common Stock were reserved for issuance under the 1991 Plan. Of these 33,500 shares, Dr. Richard Gentile, a former director, and Mr. Earl Tyree and Dr. Douglas Walsh, current directors, each received options on each of October 1, 1994, and October 1, 1995, to purchase 1,000 shares of Common Stock. The remaining 27,500 shares are available for issuance pursuant to options granted under the 1991 Plan.

              Employment Agreement of Chief Executive Officer

	As of October 10, 1995, the Company entered into an Employment Agreement (the "Agreement") with Angelo S. Morini, the Company's President and Chief Executive Officer. The Agreement has a term of five years and provides for an annual base salary of $250,000. Additionally, Mr. Morini will receive an annual bonus in an amount equal to five percent of the Company's pre-tax net income for book purposes, as determined by the Company's independent certified public accounting firm. Other material provisions of the Agreement are as follows:

1. Mr. Morini shall have the right to purchase (the "Purchase Rights") up to 18,000,000 shares of the Company's Common Stock, at a per share price of 110% of the average closing bid price as reported on the NASDAQ System for the ten trading days preceding the receipt by the Company of written notice of Mr. Morini's election to purchase shares. The purchase price for such shares may be evidenced by a promissory note executed by Mr. Morini in favor of the Company, which note shall bear interest at a rate at least equal to the applicable federal rate established by the United States Internal Revenue Service. The promissory note shall have a term of five years. Mr. Morini shall have the option to extend the note for up to five additional years provided that he pays at least one-third of the then accrued but unpaid interest, with any remaining unpaid interest to be added to principal. Any such promissory note shall be secured by a first priority security interest in all shares purchased by Mr. Morini in conjunction with the exercise of the Purchase Rights as evidenced by a stock pledge and security agreement executed by Mr. Morini in favor of the Company.

2. Mr. Morini shall be granted certain options to purchase Common Stock upon the Company's achievement of each of the following milestone events:

    	Milestone Event			                  Number of Options Granted
    	Reaching break-even for a			        1,000,000
    	calendar quarter

    	Annual net operating income		       1,000,000
    	of $1,000,000 or more

    	Each increment of $1,000,000      		1,000,000
    	of annual net operating income
     in excess of $1,000,000

Each of the options granted as aforesaid shall have a term of five years from the date granted and shall be exercisable in whole or in part upon the delivery by Mr. Morini to the Company of written notice of exercise. The exercise price for each of the options shall be the closing bid price of the Company's Common Stock on the trading day immediately preceding the Company's achievement of the related milestone event as established by the NASDAQ System. The exercise price for any such option shares may be evidenced by a promissory note executed by Mr. Morini in favor of the Company and bearing interest at a rate at least equal to the applicable federal rate established by the United States Internal Revenue Service. The promissory note shall have a term of five years. Mr. Morini shall have the option to extend the note for up to five additional years provided that he pays at least one-third of the then accrued but unpaid interest, with any remaining unpaid interest to be added to principal. Any such promissory note shall be secured by a first priority security interest in all shares purchased by Mr. Morini in conjunction with the exercise of the options as evidenced by a stock pledge and security agreement executed by Mr.
Morini in favor of the Company.

3. The Agreement is terminable by Mr. Morini upon the delivery of written notice of termination in the event that a majority of the Company's Board of Directors is at any time comprised of persons for whom Mr.
Morini did not vote in his capacity as a director or a shareholder of the Company (a "Change of Control"). If Mr. Morini abstains from voting for any person as a director, such abstention shall be deemed to be an affirmative vote by Mr. Morini for such person as a director.

4. If the Agreement is terminated, regardless of the reason for such termination, Mr. Morini shall be entitled to retain all unexercised Purchase Rights and options granted under the Agreement and all shares of Common Stock issued in connection with the exercise of such Purchase

Rights and options, and shall receive all earned but unpaid base salary through the effective date of termination and all accrued but unpaid bonuses for the fiscal year(s) ending prior to the effective date of termination. Additionally, in the event that Mr. Morini's employment is terminated without cause or due to his death, total disability or legal incompetence, or if Mr. Morini terminates his employment upon a change of control, the Company shall pay to Mr. Morini or his estate severance pay equal to three times the amount of Mr. Morini's annual base salary (before deductions for withholding, employment and unemployment taxes), and a bonus for the year of termination and the following two years equal to the average of the two bonuses paid to Mr. Morini under the Agreement.

5. In the event of a change of control, Mr. Morini may, at any time thereafter, require that the Company purchase up to 1,638,564 shares of his Common Stock at a purchase price of $.50 per share, subject to adjustment for any increase or decrease in the number of outstanding shares of the Company's Common Stock or in the event that the Common Stock is changed into or exchanged for a different number or class or kind of shares or securities of the Company, by reason of merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure or the like.

6. The Company extended the maturity date of that certain Promissory Note dated as of November 4, 1994, executed by Mr. Morini in favor of the Company in the principal amount of $1,200,000 in conjunction with his exercise of options previously granted by the Company for two additional years until November 4, 2001.

7. Mr. Morini has agreed that in the event he voluntarily terminates his employment with the Company or if he is terminated for "cause" (as defined in the Agreement), he will not compete with the Company for a period of one year following the date of termination of his employment with the Company, whether as an employee, officer, director, partner, shareholder, consultant or independent contractor in any business substantially similar to that conducted by the Company within those areas in the United States in which the Company is doing business as of the date of termination.

As of October 11, 1995, Mr. Morini exercised the Purchase Rights with respect to all 18,000,000 shares of Common Stock subject thereto (the "Purchase Right Shares"). In connection with the exercise of such Purchase Rights, Mr. Morini executed in favor of the Company a balloon promissory note (the "Note") in the principal amount of $11,572,200.
The Note bears interest at the rate of seven percent per annum and is due and payable in full on October 11, 2000, subject to Mr. Morini's option to extend the Note for up to five additional years provided that he pays at least one-third of the then accrued but unpaid interest, with any remaining unpaid interest to be added to principal. In order to secure the Note, Mr. Morini executed in favor of the Company a stock pledge and security agreement pursuant to which Mr. Morini granted the Company a first priority security interest in all of the Purchase Right Shares.

PROPOSAL TWO: 		TO CONSIDER AND ACT UPON A
            				PROPOSAL TO APPROVE THE 1996
                STOCK PLAN OF THE COMPANY

On August 6, 1996, the Board of Directors of the Company adopted, effective September 30, 1996, the 1996 Stock Plan (the "1996 Plan"), and authorized the reservation of 250,000 shares of Common Stock for issuance thereunder, all subject to shareholder approval. The 1996 Plan was adopted to provide incentives to employees, officers, certain directors, and consultants of the Company by granting certain rights to acquire shares of Common Stock.

                     Description of the 1996 Stock Plan

	The 1996 Plan provides that options, awards and rights to purchase Common Stock may be granted to employees, officers, certain directors, and consultants of the Company. As of August 6, 1996, had the 1996 Plan been effective, approximately seventy six employees including officers and employee-directors), two non-employee directors, and no consultants would have been eligible to participate in the 1996 Plan.

	Options granted under the 1996 Plan may be either (i) options intended to constitute incentive stock options ("ISOs") under the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified stock options ("NQSOs"). ISOs may be granted under the Plan to employees and officers of the Company. NQSOs may be granted to consultants, directors (whether or not they are employees), employees or officers of the Company. Awards of stock may be made to consultants, directors, employees or officers of the Company and direct purchases of stock may be made by such persons.

	The 1996 Plan is administered by the Board of Directors or a committee appointed by the Board of Directors of at least two of its members (the "Committee"), which is authorized to determine the individuals who receive options and awards and who may make direct purchases of Common Stock, the number of shares subject to each option, award and purchase, whether the options shall be exercisable in full at the time of grant or in installments, and other pertinent terms and provisions, including the exercise price (which, in the case of ISOs may not be less than 110% of the fair market value of the shares of Common Stock on the day of grant, and, in the case of NQSOs, may not be less than the minimum legal consideration required therefor under the laws of Delaware). The Committee specifies at the time of the grant of an option under the 1996 Plan whether or not such option is intended to be an ISO under the Code. The Committee members are ineligible to receive options or awards under the 1996 Plan. There is no limitation on the number of shares which may be optioned to any one person. The term of each option will be for a period not exceeding ten years from the date of grant (or five years in the case of ISOs granted to an employee owning stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company). Options may not be assigned or transferred except by will or by operation of the laws of descent and distribution. The 1996 Plan contains terms providing for the exercise of options by or on behalf of former and deceased employees, respectively.

	The Committee has the right to accelerate the date of exercise of any installment of any option granted under the 1996 Plan. The 1996 Plan contains, in addition to the provisions discussed above, the provisions necessary to comply with the requirements of Section 422 of the Code that the aggregate fair market value (determined at the time an ISO is granted) of Common Stock for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company) exceed $100,000.

	The Board of Directors, may from time to time adopt amendments to the 1996 Plan, certain of which are subject to shareholder approval, and may terminate the 1996 Plan, at any time (although such action shall not affect options previously granted).

	The number of option shares granted is subject to adjustment in the event of a stock dividend, recapitalization, stock split, merger or similar transaction. Any shares subject to an option which for any reason expires, terminates or is surrendered unexercised may again be available for option grant under the 1996 Plan. Unless terminated sooner, the 1996 Plan will terminate on September 29, 2006.

	Benefits to eligible participants in the 1996 Plan are not determinable as of the date hereof. The 1996 Plan does not require, nor does the Company contemplate, any specific allocation of benefits or amounts to any individual or discrete group (i.e., executive officers, non-executive directors, or non-executive officer employees).

	As of August 6, 1996, the market value of the shares which were reserved for issuance under the 1996 Plan, subject to shareholder approval, was $351,575, based on the closing bid quotation on such date of the Common Stock as reported on the NASDAQ System. Upon request, the Company will provide a copy of the 1996 Plan to any shareholder.


                       Federal Income Tax Consequences

	A.	Incentive Stock Options.  The following general rules are
applicable to holders of ISOs and to the Company for Federal income tax purposes under existing law:

		1.	In general, no taxable income results to the
optionee upon the grant of an ISO or upon the issuance of shares to him upon the exercise of the ISO, and no tax deduction is allowed to the Company upon either grant or exercise of an ISO.

		2.	If shares acquired upon exercise of an ISO are
not disposed of within (i) two years following the date the option was granted or (ii) one year following the date the shares are transferred to the optionee pursuant to the ISO exercise, the difference between the amount realized on any subsequent disposition of the shares and the exercise price will generally be treated as capital gain or loss to the optionee.


		3.	If shares acquired upon exercise of an ISO are
disposed of before the expiration of one or both of the requisite holding periods (a "Disqualifying Disposition"), then in most cases the lesser of (i) any excess of the fair market value of the shares at the time of exercise of the ISO over the exercise price or (ii) the actual gain on disposition will be treated as compensation to the optionee and will be taxed as ordinary income in the year of such disposition.

		4.	In any year that an optionee recognizes
compensation income on a Disqualifying Disposition of stock acquired by exercising an ISO, the Company generally will be entitled to a corresponding deduction for income tax purposes in an amount equal to the amount of ordinary income recognized, if any, by the optionee.

		5.	Any excess of the amount realized by the
optionee as the result of a Disqualifying Disposition over the sum of (i) the exercise price and (ii) the amount of ordinary income recognized under the above rules will be treated as capital gain.

		6.	Capital Gain or loss recognized on a disposition
of shares will be long-term capital gain or loss if the optionee's holding period for the shares exceeds one year.

		7.	In addition to the tax consequences described
above, the exercise of ISOs may result in a further "minimum tax" under the Code. The Code provides that an "alternative minimum tax" (ranging from 26% to 28%) will be applied against a taxable base which is equal to "alternative minimum taxable income," reduced by a statutory exemption.
In general, the amount by which the value of the Common Stock received upon exercise of the ISO exceeds the exercise price is included in the optionee's alternative minimum taxable income. A taxpayer is required to pay the higher of his regular tax liability or the alternative minimum tax.
A taxpayer who pays alternative minimum tax attributable to the exercise of an ISO may be entitled to a tax credit against his regular tax liability in later years.

	B.	Non-Qualified Stock Options.  The following general
rules are applicable to holders of NQSOs and to the Company for Federal income tax purposes under existing law:

		1.	The optionee generally does not realize any
taxable income upon the grant of an option, and the Company is not allowed a business expense deduction by reason of such grant.

		2.	The optionee generally will recognize ordinary
compensation income at the time of exercise of the option in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price. In accordance with the regulations under the Code and applicable state law, the Company will require employees to pay to the Company an amount sufficient to satisfy withholding taxes in respect of such compensation income at the time of the exercise of the option. If the Company withholds stock to satisfy this withholding tax obligation, instead of cash, the optionee nonetheless will be required to include in income the compensation income attributable to the stock withheld.

		3.	When the optionee sells the shares, he generally
will recognize a capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and his basis in the shares (generally, the exercise price plus the amount taxed to the optionee as compensation income). If the optionee's holding period for the shares exceeds one year, such gain or loss will be a long-term capital gain or loss.

		4.	The Company will generally be entitled to a tax
deduction in the year in which, and in an amount equal to, ordinary compensation income is recognized by the optionee.

	C.	Special Rules for Restricted Stock.  Officers, directors
and 10% shareholders of the Company may in some instances acquire
Common Stock subject to special rules under Section 83 of the Code because of certain securities laws restrictions on resale ("Restricted Stock"). If an optionee acquires Restricted Stock, the amount included in compensation income (in the case of a NQSO, or of an ISO if a Disqualifying Disposition of such stock is made) or in alternative minimum taxable income (in the case of an ISO) generally will be determined as of some later date, not more than six months after exercise, and will equal the difference between the amount paid for the Restricted Stock and its fair market value at that time, unless the optionee files a timely election under Section 83(b) of the Code electing to determine the amount of income at the time of exercise.

	D.	Awards and Purchases.  Persons receiving Common
Stock pursuant to an Award or Purchase generally will recognize ordinary compensation income equal to the fair market value of the shares received, in the case of an Award, or the excess of the fair market value of the shares over the purchase price, in the case of a Purchase. The Company will generally be entitled to a corresponding deduction. When Common Stock acquired pursuant to an Award or Purchase is sold, the seller generally will recognize capital gain or loss equal to the difference between the amount realized upon the sale of shares and his or her basis in the shares (generally, the fair market value of the shares when acquired) which will be short- or long-term capital gain or loss depending upon the seller's holding period. Special rules apply if the purchase price (in the case of a Purchase) is paid be delivering shares of Common Stock, or if the stock acquired pursuant to an Award or Purchase is Restricted Stock (as described above).

	E.	Capital Gains and Losses.  Although capital gain is
generally subject to Federal income tax at the same rates as ordinary income, the maximum rate of tax on "net capital gain" (i.e., the excess of net long-term capital gain over net short-term capital loss) is 28%, whereas the maximum rate of tax on ordinary, income and net short-term capital gain is currently 39.6%. In addition, capital losses may be used to offset an equal amount of capital gains, whereas at most, $3,000 of net capital loss may be deducted against ordinary income each year.

	F.	ERISA.  The 1996 Plan is not an employee benefit plan
which is subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, and the provisions of Section 401(a) of the Code are not applicable to the 1996 Plan.

                                   VOTING

	ASSUMING THE PRESENCE OF A QUORUM, APPROVAL OF THE 1996 PLAN WILL REQUIRE THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK
OF THE COMPANY REPRESENTED IN PERSON OR BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL
OF THE 1996 PLAN.

PROPOSAL THREE:	TO CONSIDER AND ACT UPON A
             			PROPOSAL TO APPROVE THE 1996
			             AMENDMENT AND RESTATEMENT
			             OF THE 1991 NON-EMPLOYEE
             			DIRECTOR STOCK OPTION PLAN OF
			             THE COMPANY.

	On October 1, 1991, the Board of Directors adopted the
Company's 1991 Non-Employee Director Stock Option Plan (the "Original Plan"). The shareholders approved the Original Plan on January 31, 1992. On August 6, 1996, effective September 30, 1996, the Board of Directors adopted The 1996 Amendment and Restatement of The 1991 Non-
Employee Director Plan (the "1996 Restated Director Plan"), subject to shareholder approval, in order to amend certain terms of the Original Plan. The Original Plan was adopted to provide incentives to outside directors of the Company through initial and periodic grants of stock options in consideration of services rendered to the Company.

           Description of the 1996 Amendment and Restatement of The 1991 Non-Employee Director Stock Option Plan

	The 1996 Restated Director Plan provides that options to purchase Common Stock of the Company be granted to non-employee directors of the Company, and authorizes the issuance of a maximum of 33,500 shares of Common Stock, subject to adjustment for capital changes.

	The 1996 Restated Director Plan shall be administered by the Board of Directors (for Plan purposes, the "Committee"). Under the 1996 Restated Director Plan, subject to shareholder approval, each eligible non-employee director shall receive on October 1, 1996 (the "Approval Date"), in consideration for his service as a director of the Company during the prior year, an option to purchase the number of shares of the Company's Common Stock equal to the number of full months he has served on the Board of Directors as of the Approval Date, divided by 12 and multiplied by 2,000 and, if the product is a fraction, rounded to the next highest whole number (the "Initial Grant"). On each anniversary of the Approval Date, until the expiration of the 1996 Restated Director Plan on September 29, 2001, each eligible director who has served for an entire year prior to such anniversary is automatically granted an option to purchase an additional 2,000 shares of the Company's Common Stock (each, a "Periodic Grant").
For each person who is elected to the Board of Directors after the Approval Date and on an anniversary of the Approval Date following his election has served for less than an entire year, the number of option shares granted to him on such anniversary is prorated depending on how long he has served on the Board during the last year.

	The exercise price for options granted under the 1996 Restated Director Plan shall be equal to the fair market value per share of Common Stock on the date of grant. Options granted under the 1996 Restated
Director Plan shall be exercisable in full at the time of grant. There is no limitation on the cumulative number of option shares which may be granted to any one person, however, in no event shall the number of options granted to any one person in a calendar year under the Plan exceed 2,000. The term of each option will be for a period not exceeding ten years from the date of grant, unless a lesser period is specified by the Committee at the time of the grant. If an optionee ceases to be a director of the Company other than by reason of death, he may exercise his option as to all or any of the shares covered thereby within the original term of such option. In the event an optionee dies, the 1996 Restated Director Plan provides for the exercise of an option on behalf of the deceased director. Options may not be assigned or transferred except by will or by operation of the laws of descent and distribution.

	Option holders are protected against dilution in the event of a stock dividend, recapitalization, stock split, merger or similar transaction. The Board of Directors may from time to time adopt amendments, certain of which are subject to shareholder approval, and may terminate the 1996 Restated Director Plan at any time (although such action shall not affect options previously granted). Any shares subject to an option which for any reason expires or terminates unexercised may again be available for option grants under the 1996 Restated Director Plan. Unless terminated sooner, the 1996 Restated Director Plan will terminate on September 29, 2001.

	At the time the options are exercised, the Common Stock account of the Corporation will be increased by the par value ($.01 per share) of the shares sold and the remaining portion of the proceeds will be credited to additional paid-in capital.

	Pursuant to the Original Plan, during the fiscal year ended March
31, 1996, options to purchase 1,000 shares of Common Stock were granted to each then current, eligible non-employee director of the Company, namely, Dr. Richard Gentile (a former director), Mr. Earl Tyree and Dr. Douglas Walsh, all at an exercise price of $0.59 per share. Provided that the 1996 Restated Director Plan is approved by the shareholders at the Annual Meeting, options under the 1996 Restated Director Plan to purchase 2,000 shares of Common Stock will be granted on October 1, 1996, to each of Mr. Earl Tyree and Dr. Douglas Walsh. Mr. Marshall
Luther, a current director and Senior Vice President of Marketing of the Company, was ineligible to participate in the Original Plan until after August 15, 1996, the date on which he will cease serving as Senior Vice President of Marketing. As of October 1, 1996, Mr. Luther will have served one full month as a non-employee director and, based on the Initial Grant calculation set forth above, will receive options to purchase 167 shares of Common Stock calculated at the rate of equal to the number of full months he served on the Board of Directors as of the Approval Date, one, divided by 12 and multiplied by 2,000 and, if the product is a fraction, rounded to the next highest whole number. See "Certain Relationships and Related Party Transaction."

	As of August 6, 1996, the market value of all of the shares of Common Stock underlying the options under the 1996 Restated Director
Plan was $47,111.05, based on the closing bid quotation of the Common Stock on such date as reported on the NASDAQ System. Additionally, as of August 6, 1996, a total of 6,000 options having an aggregate market value on such date of $8,437.80 had been issued and are outstanding under the 1996 Restated Director Plan. Upon request, the Company will provide a copy of the 1996 Plan to any shareholder.

                         Amendment of Material Terms
               of 1991 Non-Employee Director Stock Option Plan

	The 1996 Restated Director Plan materially amends, among other items, the following terms and conditions of the Original Plan:

	The expiration date of the Original Plan as amended and restated was extended from September 30, 1996, to September 30, 2001.

	Generally, the Board of Directors, rather than a committee comprised of certain members of the Board of Directors, will administer the 1996 Restated Director Plan.

	Various defined terms (i.e., "Non-Employee Director") and minor modifications and clarifications were incorporated into the 1996 Restated Director Plan in order to reflect revisions to applicable regulations [Rule 16(b)] promulgated under the Securities Exchange Act of 1934, as amended.

	The share basis for making Initial Grants and Periodic Grants under the 1996 Restated Director Plan was increased from 1,000 shares to 2,000 shares.

                       Federal Income Tax Consequences

	An option granted under the 1996 Restated Director Plan is taxed in the same manner as a NQSO issued under the 1996 Plan as described above. In general, the optionee recognizes ordinary compensation income at the time of exercise of the option in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and the Company will be entitled to a tax deduction in the year in which compensation income is recognized by the optionee. Under certain circumstances, however, compensation income may be measured and recognized at some later date, not to exceed six months after the date of exercise.


                                    VOTING

	ASSUMING THE PRESENCE OF A QUORUM, APPROVAL OF THE 1996 RESTATED DIRECTOR PLAN WILL REQUIRE THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING
SHARES OF COMMON STOCK OF THE COMPANY REPRESENTED IN PERSON OR BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING. THE BOARD OF DIRECTORS RECOMMENDS
A VOTE "FOR" THE APPROVAL OF THE 1996 RESTATED DIRECTOR PLAN.


PROPOSAL FOUR:		TO RATIFY THE RETENTION OF BDO
                SEIDMAN AS THE COMPANY'S INDEPENDENT
            				CERTIFIED PUBLIC ACCOUNTANTS

	The Board of Directors has selected the firm of BDO Seidman as the Company's independent certified public accountants for the current fiscal year. BDO Seidman has served as the Company's independent public accountants for each of the last three years. It is expected that a representative of BDO Seidman will be present during the Annual
Meeting. The representative will have an opportunity to make a statement if he or she so desires and is expected to be available to respond to appropriate questions from shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT
SHAREHOLDERS VOTE "FOR" THE RETENTION OF BDO SEIDMAN
AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC
ACCOUNTANTS FOR THE CURRENT FISCAL YEAR.


                            SHAREHOLDER PROPOSALS

	It is anticipated that the Company's next annual meeting of shareholders will be held in September 1997, and proposals of shareholders intended for inclusion in the proxy statement will be furnished to all shareholdres entitled to vote at the next annual meeting of the Company, and must be received at the Company's principal executive offices no later than June 30, 1997, or a reasonable time before the solicitation is made. It is suggested that proponents submit their proposals by Certified Mail-Return Receipt Requested.


                                 OTHER BUSINESS

	The Board of Directors knows of no business which will be presented for consideration at the meeting other than stated above. If any other business should come before the meeting, votes may be cast pursuant to proxies in respect to any such business in the best judgment of the person or persons acting under the proxies.

                         EXPENSES AND SOLICITATION

	The cost of solicitation of proxies will be borne by the Company. In addition to soliciting shareholders by mail of by its regular employees, the Company may request banks and brokers to solicit their customers who have stock of the Company registered in the name of a nominee and, if so, will reimburse such banks and brokers for their reasonable out-of-pocket costs. Solicitation by officers and employees of the Company, none of whom will receive additional compensation therefor, may also be made of some shareholders in person or by mail, telephone or telegraph, following the original solicitation.

                                                               			APPENDIX A

        	                  GALAXY FOODS COMPANY

	                            1996 STOCK PLAN

	Purpose.  This 1996 Stock Plan (the "Plan") is intended to provide incentives:
(a) to the officers and other employees of Galaxy Foods Company (the "Company"), its parent (if any), and any present or future subsidiaries of the Company
(collectively, the "Related Corporations"), by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which qualify as "incentive stock options" under Section 422A(b) of the Internal Revenue Code of 1986 (the "Code") ("ISO" or "ISOs"); (b) to
directors, officers, employees and consultants of the Company and Related
Corporations by providing them with opportunities to purchase stock in the
Company pursuant to options granted hereunder which do not qualify as ISOs
("Non-Qualified Option" or "Non-Qualified Options"); (c) to directors, officers, employees and consultants of the company and Related Corporations by providing them with awards of stock in the Company ("Awards"); and (d)
to directors, officers, employees and consultants of the Company and
Related Corporations by providing them with opportunities to make direct purchases of stock in the Company ("Purchases").  Both ISOs and Non-
Qualified Options are referred to hereafter individually as an "Option" and collectively as "Options".  Options, Awards and authorizations to make
Purchases are referred to hereafter collectively as "Stock Rights".  As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and
"subsidiary corporation", respectively, as those terms are defined in Section
425 of the Code.

       	Administration of the Plan.

	The Plan shall be administered by the Board of Directors of the Company (the "Board") or by a committee of two or more of its members appointed by the Board (the "Committee"); provided, that, to the extent required by Rule 16b-3, or any successor provision ("Rule 16b-3"), of the Securities Exchange Act of 1934, with respect to specific grants of Stock Rights, the Plan shall be administered by Non-Employee Directors within the meaning of 17 CFR Section 240.16b-3(b)(3)(i). No member of the Committee, while a member, shall be eligible to participate in the Plan.
Subject to ratification of the grant or authorization of each Stock Right by the Board (if so required by applicable state law), and subject to the terms of the Plan, the Committee, if so appointed, shall have the authority to (i) determine the employees of the Company and Related Corporations (from among the class of employees eligible under paragraph 3 to receive ISOs) to whom ISOs may be granted, and to determine (from among the class of individuals and entities eligible under paragraph 3 to receive Non-
Qualified Options and Awards and to make individuals and entities eligible under paragraph 3 to receive Non-Qualified options and Awards and to make Purchases) to whom Non-Qualified Options, Awards and authorizations to make Purchases may be granted; (ii) determine the time or times at which options or Awards may be granted or Purchases made;
(iii) determine the option price of shares subject to each Option, which price shall not be less than the minimum price specified in paragraph 6, and the purchase price of shares subject to each Purchase; (iv) determine whether each Option granted shall be an ISO or a Non-Qualified Option;
(v) determine (subject to paragraph 7) the time or times when each Option shall become exercisable and the duration of the exercise period; (vi) determine whether restrictions such as repurchase options are to be imposed on shares subject to Options, Awards and Purchases and the nature of such restrictions, if any, and (vii) interpret the Plan and prescribe and rescind rules and regulations relating to it. If the Committee determines to issue a Non-Qualified Option, it shall take whatever actions it deems necessary, under Section 422 of the Code and the regulations promulgated thereunder, to ensure that such Option is not treated as an ISO. The interpretation and construction by the Committee of any provisions of the Plan or of any Stock Right granted under it shall be final unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Right granted under it.

	The Committee may select one of its members as its chairman, and shall hold meetings at such times and places as it may determine. Acts by a majority of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee (if consistent with applicable state law), shall be the valid acts of the Committee. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

	Stock Rights may be granted to members of the Board consistent with the provisions of the first sentence of paragraph 2(A) above, if applicable. All grants of Stock Rights to members of the Board shall in all other respects be made in accordance with the provisions of this Plan applicable to other eligible persons. Members of the Board who are either
(i) eligible for Stock Rights pursuant to the Plan or (ii) have been granted Stock Rights may vote on any matters affecting the administration of the Plan or the grant of any Stock Rights pursuant to the Plan, except that no such member shall act upon the granting to himself of Stock Rights, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting to him at Stock Rights.

    	Eligible Employees and Others. ISOs may be granted to any employee of the Company or any Related Corporation. Those officers and directors of the Company who are not employees may not be granted ISOs under the Plan. Non-Qualified Options, Awards and authorizations to make Purchases may be granted to any director (whether or not also an employee), officer, employee or consultant of the Company or any related Corporation. Subject to the foregoing conditions and limitations, the Committee may take into consideration a recipient's individual circumstances in determining whether to grant an ISO, a Non-Qualified Option or an authorization to make a Purchase. Granting of any Stock
Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify him from, participate in any other grant of Stock Rights.

    	Stock. The stock subject to Options, Awards and Purchases shall be authorized but unissued shares of Common Stock of the Company, par value $.01 per share (the "Common Stock"), or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares which may be issued pursuant to the Plan is 250,000, subject to adjustment as provided in paragraph 13. Any such shares may be issued as ISOs, Non-Qualified Options or Awards, or to persons or entities making Purchases, so long as the number of shares so issued does not exceed such number, as adjusted. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any unvested shares issued pursuant to Awards or Purchases, the unpurchased shares subject to such Options and any unvested shares so reacquired by the Company shall again be available for grants of Stock Rights under the Plan.

    	Granting of Stock Rights. Stock Rights may be granted under the Plan at any time after September 30, 1996 and prior to September 29, 2006. The date of grant of a Stock Right under the Plan will be the date specified by the Committee at the time it grants the Stock Right; provided, however, that such date shall not be prior to the date an which the Committee acts to approve the grant. The Committee shall have the right, with the consent of the optionee, to convert an ISO granted under the Plan to a Non-Qualified Option pursuant to paragraph 16.

          	Minimum Option Price; ISO Limitations.

 The price per share specified in the agreement relating to each Non-Qualified option granted under the Plan shall in no event be less than the minimum legal consideration required therefor under the laws of Delaware or the laws of any jurisdiction in which the Company or its successors in interest may be organized.

	The price per share specified in the agreement relating to each ISO granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Related Corporation (determined as of the date of grant), the price per share specified in the agreement relating to such ISO shall not be less than 110% of the fair market value per share of Common Stock on the date of grant.

	In no event shall the aggregate fair market value (determined at the time an ISO is granted) of Common Stock for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and any Related Corporation) exceed $100,000. To the extent any such grant of Options in excess of $100,000 (in the aggregate) is made, those Options in excess of $100,000 (in the aggregate) shall be treated as Non-Qualified Options.

	If, at the time an Option granted under the Plan, the Company's
Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Option is granted and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the

Common Stock on the NASDAQ National Market List, if the Common
Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ National Market List.
However, if the Common Stock is not publicly traded at the time an Option is granted under the Plan, "fair market value" shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

    	Option Duration. Subject to earlier termination as provided in paragraphs 9 and 10, each Option shall expire on the date specified by the Committee, but not more than (i) ten years and one day from the date of grant in the case of Non-Qualified Options, (ii) ten years from the date of grant in the case of ISOs generally, and (iii) five years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Related Corporation (determined as of the date of grant). Subject to earlier termination as provided in paragraphs 9 and 10, the term of each ISO shall be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into a Non-Qualified Option pursuant to paragraph 16.

    	Exercise of Option. Subject to the provisions of paragraphs 9 through 12, each Option granted under the Plan shall be exercisable as follows:

	The Option shall either be fully exercisable on the date of grant or shall become exercisable thereafter in such installments as the Committee may specify.

	Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.

	Each Option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

	The Committee shall have the right to accelerate the date of exercise of any installment of any Option.

    	Termination of Employment. If an ISO optionee ceases to be employed by the Company and all Related Corporations other than by reason of death or disability as defined in paragraph 10, no further installments of ISOs granted to such optionee shall become exercisable, and all then exercisable ISOs shall terminate after the passage of 60 days from the date of termination of employment, but in no event later than on their specified expiration dates, except to the extent that such ISOs (or unexercised installments thereof) have been converted into Non-Qualified Options pursuant to paragraph 16. Employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee's right to reemployment is guaranteed by statute. A bona fide leave of absence with the written approval of the Committee shall not be considered an interruption of employment under the Plan, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the optionee after the approved period of absence. ISOs granted under the Plan shall not be affected by any change of employment within or among the Company and Related Corporations, so long as the optionee continues to be an employee of the Company or any Related Corporation. Nothing in the Plan shall be deemed to give any grantee of any Stock Right the right to be retained in employment or other service by the Company or any Related Corporation for any period of time.


	Death; Disability.

	If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of death, any ISO of such optionee may be exercised, to the extent of the number of shares with respect to which such optionee could have exercised the ISO on the date of death, by such optionee's estate, personal representative or beneficiary who has acquired the ISO by will or by the laws of descent and distribution, at any time prior to the earlier of the ISO's specified expiration date or 180 days from the date of the optionee's death.

	If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of disability, such optionee shall have the right to exercise any ISO held by the optionee on the date of termination of employment, to the extent of the number of shares with respect to which such optionee could have exercised the ISO on that date, at any time prior to the earlier of the ISO's specified expiration date or 180 days from the date of the termination of the optionee's employment. For the purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code or successor statute.

    	Assignability. No Stock Right shall be assignable or transferable by the grantee except by will or by the laws of descent and distribution, and during the lifetime of the grantee each Stock Right shall be exercisable only by such grantee.

    	Terms and Conditions of Options. Options shall be evidenced by instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in paragraphs 6 through 11 hereof and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan, including restrictions applicable to shares of Common Stock issuable upon exercise of Options. In granting any Non-Qualified option, the Committee may specify that such Non-Qualified
Option shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination and cancellation provisions as the Committee may determine. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments.
The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

    	Adjustments. Upon the occurrence of any of the following events, an optionee's rights with respect to Options granted hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the optionee and the Company relating to such Option:

	If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding
Common Stock, the number of shares of Common Stock deliverable upon the exercise of options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

	If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"); the Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the
"Successor Board"), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the shares then subject to such Options the consideration payable with respect to the outstanding shares of Common
Stock in connection with the Acquisition; or (ii) upon written notice to the optionees, provide that all Options must be exercised, to the extent then exercisable, within a specified number of days of the date of such notice, at the end of which period the options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Options (to the extent then exercisable) over the exercise price thereof.

	In the event of a recapitalization or reorganization of the Company (other than a transaction described in subparagraph B above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an optionee, upon exercising an Option, shall be entitled to receive, for the purchase price paid upon such exercise, the securities the optionee would have received had such optionee exercised the Option prior to such recapitalization or reorganization.

	Notwithstanding the foregoing, any adjustments made pursuant to subparagraphs A, B or C with respect to ISOs shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424 of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments.

	In the event of the proposed dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

	Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

	No fractional shares shall be issued under the Plan and the optionee shall receive from the Company cash in lieu of such fractional shares.

	Upon the happening of any of the foregoing events described in subparagraphs A, B or C above, the class and aggregate number of shares set forth in paragraph 4 hereof that are subject to Stock Rights which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Committee or the Successor Board shall determine the specific adjustments to be made under this paragraph 13 and, subject to paragraph 2, its determination shall be conclusive.

If any person or entity owning restricted Common Stock obtained by exercise of a Stock Right made hereunder receives shares or securities or cash in connection with a corporate transaction described in subparagraphs A, B or C above as a result of owning such restricted Common Stock, such shares or securities or cash shall be subject to all of the conditions and restrictions applicable to the restricted Common Stock with respect to which such shores or securities or cash were issued, unless otherwise determined by the Committee or the Successor Board.

    	Means of Exercising Stock Rights. A Stock Right (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address. Such notice shall identify the Stock Right being exercised and specify the number of shares as to which such Stock Right is being exercised, accompanied by full payment of the purchase price therefor (including any amounts required in accordance with paragraph 19 hereof), in United States dollars, in cash, by certified check, by bank draft or by personal check. The holder of a Stock Right shall not have the rights of a shareholder with respect to the shares covered by his Stock Right until the date of issuance of a stock certificate to him for such shares. Except as expressly provided above in paragraph 13 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

    	Term and Amendment of Plan.  This Plan was adopted
by the Board effective as of September 30, 1996, subject (with respect to the validation of ISOs granted under the Plan) to approval of the Plan by the stockholders of the Company at the next Meeting of Stockholders or, in lieu thereof, by unanimous written consent. If the approval of stockholders is not obtained by September 30, 1997, any grants of ISOs under the Plan made prior
to that date will be rescinded.   The Plan shall expire on September 29, 2006
(except as to Options outstanding an that date). Subject to the provisions of paragraph 5 above, Stock Rights may be granted under the Plan prior to the date of stockholder approval of the Plan. The Board may terminate or amend the Plan in any respect at any time, except that, without the approval of the stockholders obtained within 12 months before or after the Board adopts a resolution authorizing any of the following actions: (a) the total number of shares that may be issued under the Plan may not be increased (except by adjustment pursuant to paragraph 13); (b) the provisions of paragraph 3 regarding eligibility for grants of ISOs may not be modified; (c) the provisions of paragraph 6(B) regarding the exercise price at which shares may be offered pursuant to ISOs may not be modified (except by adjustment pursuant to paragraph 13); and (d) the expiration date of the Plan may not be extended. Except as provided in the fourth sentence of this paragraph 15, in no event may action of the Board or stockholders alter or impair the rights of a grantee, without his consent, under any Stock Right previously granted to him.

    	Conversion of ISOs Into Non-Qualified Options; Termination of ISOs. The Committee, at the written request of any optionee, may in its discretion take such written actions as may be necessary to convert such optionee's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a Related Corporation at the time of such conversion. Such written actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options. At the time of such conversion, the Committee (with the consent of the Optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Except as provided in Paragraph 6.C hereof, nothing in the Plan shall be deemed to give any optionee the right to have such optionee's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Committee takes appropriate action. The Committee, with the consent of the optionee, may also terminate any portion of any ISO that has not been exercised at the time of such termination.

    	Application of Funds. The proceeds received by the Company from the sale of shares pursuant to Options granted and Purchases authorized under the Plan shall be used for general corporate purposes.

	    Governmental Regulation. The Company's obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

    	Withholding of Additional Income Taxes. Upon the exercise of a Non-Qualified Option, the grant of an Award, the making of a Purchase of Common Stock for less than its fair market value, the making of a Disqualifying Disposition (as defined in Paragraph 20, or in connection with the exercise of an ISO involving the premature surrender of Common Stock acquired under a previously-exercised ISO) or the vesting of restricted Common Stock acquired on the exercise of a Stock Right hereunder, the Company, in accordance with Section 3402(a) of the Code (and any other state or federal withholding law(s) determined by the Committee to be applicable to such exercise or Purchase), may require the optionee, Award recipient or purchaser to pay withholding taxes in respect of the amount that it considered compensation includable in such person's taxable income. The Committee in its discretion may condition (i) the exercise of an Option; (ii) the grant of an Award; (iii) the making of a Purchase of Common Stock for less than its fair market value; or (iv) the vesting of restricted Common Stock acquired by exercising a Stock Right, on the grantee's payment of such withholding taxes.

    	Notice to Company of Disqualifying Disposition. Each employee who receives an ISO must agree to notify the Company in writing immediately after the employee makes a Disqualifying Disposition of any common stock acquired pursuant to the exercise of an ISO. A Disqualifying

Disposition is any disposition (including any sale) of such Common Stock before the later of (a) two years after the date the employee was granted the ISO or (b) one year after the date the employ e acquired Common Stock by exercising the ISO. If the employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

    	Governing Law; Construction. The validity and construction of the Plan and the instruments evidencing Stock Rights shall be governed by the laws of the State of Delaware. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

                                              		             		APPENDIX B

                             GALAXY FOODS COMPANY

                	THE 1996 AMENDMENT AND RESTATEMENT OF THE
              	1991 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

     Purpose.  This 1996 Amendment and Restatement of the 1991
Non-Employee Director Stock Option Plan (the "Plan") is intended to provide incentives to certain directors of Galaxy Foods Company (the "Company") by providing them with opportunities to purchase stock in the Company pursuant to options.

    	Board Will Administer the Plan.	The Plan shall be
administered by the Board of Directors of the Company (for Plan purposes, the "Committee"). The Committee shall consist of the Board of Directors, when authorized and acting as a board otherwise in accordance with the Company's by-laws and regulations and relevant state corporate law. The Chairman of the said Board shall preside over all meetings and actions by the Committee. Subject to the terms of the Plan, the Committee shall have authority to determine the terms and provisions of the instruments by which options shall be evidenced.

	    Eligible Directors. Options shall be granted to each Non-Employee Director of the Company. For all Plan purposes, a "Non-Employee Director" shall mean a director of the Company who currently is not an officer of the Company, or otherwise employed by (or a consultant to) the Company or any subsidiary thereof, as further defined in 17 CFR Section 240.16b-3(b)(3)
(i).

    	Stock. The Stock subject to the options shall be authorized but unissued shares of the common stock of the Company, $.01 par value per share (the "Common Stock"), or shares of Common Stock reacquired by the Company including shares purchased in the open market. The aggregate number of shares which may be issued pursuant to the Plan is 33,500 subject to adjustment as provided in paragraph 14. In the event any option granted under the Plan shall expire or terminate on without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto shall again be available under the Plan.

    	Automatic Grant of Options.  Subject to shareholder approval
(as provided in Section 16 hereof), effective October 1, 1996, and each successive October 1st so long as this Plan remains effective, each Non-Employee Director who has continuously served for the one-year period ending on such effective date (or anniversary date thereof) is automatically granted an option to purchase 2,000 shares of the Company's Common Stock. Each otherwise-eligible Non-Employee Director who has served continuously as a Non-Employee Director for less than the one-year period ending on any such date is automatically granted an option to purchase a pro-rated number of shares of the Company's Common Stock, equal to 166.66 shares for each complete calendar month such Non-Employee Director has so served but rounding the total number of shares upward to the nearest whole share.

	    Maximum Option Shares. The number of options granted to a director under the Plan shall not exceed 2,000 shares in any calendar year.
	Option Price. The price per share specified in each option granted under the Plan shall be equal to the fair market value per share of common stock on the date of such grant.

    	Option Duration. Each option shall expire ten years from the date of grant, unless a lesser period is specified by the Committee. The Committee may extend the term of any previously granted option provided that such option, as extended, expires within ten years of its original date of grant.

    	Vesting of Options. Subject to the provisions of paragraphs 12, 13 and 16, each option granted under the Plan shall be fully exercisable immediately upon grant thereof.

    	Termination of Non-Employee Director Status. In the event an optionee ceases to be a Non-Employee Director, other than by reason of death, at a time when he holds an option, he may exercise such option, within the original term of the option, as to all or any of the shares covered thereby, at the time or times such exercise is permitted under the terms of the option. Nothing in the Plan shall be deemed to give any optionee the right to be nominated as a director by the Company for any period of time.

     	Death. If an optionee dies, any option of his may be exercised, to the extent of the number of shares with respect to which he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who acquires the option by will or by the laws of descent and distribution, at any time prior to the option's specified expiration date.

     Assignability. No option shall be assignable or transferable by the optionee except by will or by the laws of descent and distribution, and during the lifetime of the optionee each option shall be exercisable only by him.

    	Terms and Conditions of Options. Options shall be evidenced by instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in paragraphs 7 through 12 hereof and may contain such other provisions not inconsistent with the Plan, including restrictions applicable to shares of Common Stock issuable upon exercise of options granted under the Plan, as the Committee deems advisable.

    	Adjustments. Upon the occurrence of any of the following events, an optionee's rights with respect to options granted to him hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the optionee and the Company relating to such option:

    	Stock Dividends and Stock Splits.  If the shares of
Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

    	Consolidations or Mergers. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding options, either (i) make appropriate provision for the continuation of such options by substituting on an equitable basis for the shares then subject to such options the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition; or (ii) upon written notice to the optionees, provide that all options must be exercised, to the extent then exercisable, within a specified number of days of the date of such notice, at the end of which period the options shall terminate; or (iii) terminate all options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such options (to the extent then exercisable) over the exercise price thereof.

    	Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company (other than a transaction described in subparagraph B above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an optionee upon exercising an option shall be entitled to receive for the purchase price laid upon such exercise the securities he would have received if he had exercised his option prior to such recapitalization or reorganization.

    	Dissolution or Liquidation. In the event of the Proposed dissolution or liquidation of the Company, each option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

    	Issuances of Securities. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.
	Fractional Shares. No fractional shares shall be issued under the Plan and the optionee shall receive from the Company cash in lieu of such fractional shares.

   	Adjustments. Upon the happening of any of the events described in subparagraphs A, B or C above, the class and aggregate number of shares set forth in paragraph 4 hereof that are subject to options which previously hove been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Committee or the Successor Board shall determine the specific adjustments to be made under this paragraph 14 and, subject to paragraph 2, its determination shall be conclusive.

	If any optionee owning restricted Common Stock obtained by exercise of an option receives shares or securities or cash in connection with a corporate transaction described in subparagraphs A, B or C above as a result of owning such restricted Common Stock, such shares of securities or cash shall be subject to all of the conditions and restrictions applicable to the restricted Common Stock with respect to which such shares or securities or cash were issued, unless otherwise determined by the Committee or the Successor Board.

    	Exercise of Options. An option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address, identifying the option being exercised, and specifying the number of shares as to which such option is being exercised, such written notice to constitute a binding commitment of the optionee to purchase and pay for the shares to which the option relates. Payment of the purchase price for such shares shall be made in United States dollars, in cash, by certified check, by bank draft or by personal check. The holder of an option shall not have the rights of a stockholder with respect to the shares covered by his option until a stock certificate has been issued to him for such shares. No adjustment will be made for dividends or similar rights for which the record date is after the exercise of the option but prior to the date such stock certificate is issued. In no case may a fraction of a share be purchased or issued under the Plan.

    	Shareholder Approval; Plan Amendment and Plan Term.  The
Plan shall be effective October 1, 1996, subject to approval by the holders of a majority of the outstanding shares of Common Stock of the Company at the annual meeting of Company shareholders next following such date, and shall expire on September 30, 2001, except as to options them outstanding on such expiration date. Options subject to shareholder approval shall automatically be granted under the Plan prior to the date for such shareholder approval, but shall be conditioned upon receipt of such approval, and shall automatically be rescinded in the event timely shareholder approval is not obtained. The Board of Directors may terminate or amend the Plan in any respect at any time; provided, that without the prior approval of the stockholders (a) the total number of shares that may be issued under the Plan and the maximum number of shares available for each grant may not be increased (except by adjustment pursuant to paragraph 14); (b) the provisions of paragraph 5 relating to the limits on grants in any calendar year may not be modified; (c) the provisions of paragraph 7 relating to the option price may not be modified; (d) the provisions of paragraph 9 relating to the exercise of options may not be modified; (e) the provisions of paragraph 3, regarding eligibility, may not be modified; and (f) the expiration date of the Plan may not be extended; provided, further, that the provisions of the Plan specified in Rule 16b-3(c)
(2)(ii)(A), promulgated under Section 16 of the Securities Exchange Act of
1934, as amended, may not be amended more than once every six months other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder. No action of the Board of Directors or shareholder, however, may, without the consent of an optionee, alter or impair his rights under any option previously granted to him.

    	Application of Funds. The proceeds received by the Company from the sale of stock pursuant to options granted under the Plan will be used for general corporate purposes.

    	Governmental Regulation. The Company's obligation to sell and deliver shares of the Company's Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

                            GALAXY FOODS COMPANY
                   PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                         MONDAY, SEPTEMBER 30, 1996

        This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Angelo S. Morini with full power of substitution, the proxies of the undersigned to vote all shares of Common Stock of Galaxy Foods Company (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on Monday, September 30, 1996, at 10:00 a.m., local time, at the offices of the Company located at Orlando Central Park, 2441 Viscount Row, Orlando, Florida, and at any adjournments or postponements thereof, with the same force and effect as the undersigned might or could do if personally present thereof.

1. ELECTION OF DIRECTORS		[  ] FOR all nominees below
	  [ ] WITHHOLD AUTHORITY to vote for all nominees listed below. (Instruction: To withhold authority to vote for any nominee, draw a line through such nominee's name.)
   Marshall K. Luther,  Angelo S. Morini,  Earl G. Tyree,  Douglas A. Walsh, MD.

2. TO CONSIDER AND ACT UPON A PROPOSAL TO APPROVE THE 1996 STOCK PLAN OF THE COMPANY (The Board of Directors recommends a vote FOR)
        	[  ] FOR     	[  ] AGAINST     	[  ] ABSTAIN

                                                (continued on the other side)
 (continued from other side)

3. TO CONSIDER AND ACT UPON A PROPOSAL TO APPROVE THE 1996 AMENDMENT AND
   RESTATEMENT OF THE 1991 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN OF THE
   COMPANY   (The Board of Directors recommends a vote FOR)
		       [  ] FOR  			 [  ] AGAINST      [  ] ABSTAIN

4. TO RATIFY THE RETENTION OF BDO SEIDMAN AS THE COMPANY'S INDEPENENT CERTIFIED PUBLIC ACCOUNTANTS (The Board of Directors recommends a vote FOR)
		       [  ] FOR      [  ] AGAINST      [  ] ABSTAIN

5. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF

                                   Signature:
			                                Signature:
			                                Date:

                                   This Proxy when properly executed will
                                   be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR proposal 1 and FOR proposal 2. If signing as an attorney, executor, trustee or guardian, please give your full title as such. If stock is held jointly, each owner should sign.

       PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                               THE ENCLOSED ENVELOPE